ASSET MANAGEMENT FUND

AMF LARGE CAP EQUITY FUND
AMF U.S. GOVERNMENT MORTGAGE FUND
AMF INTERMEDIATE MORTGAGE FUND
AMF SHORT U.S. GOVERNMENT FUND
AMF ULTRA SHORT MORTGAGE FUND
AMF ULTRA SHORT FUND
AMF MONEY MARKET FUND

SUPPLEMENT DATED NOVEMBER 13, 2008
TO THE PROSPECTUS DATED MARCH 1, 2008

The section “Portfolio Managers” on page 21 of the Prospectus is replaced with the following:

The portfolio managers of the Adviser manage each Fund’s investments as a team.

The portfolio managers responsible for the day-to-day management of each Fund’s investments (with the exception of the Large Cap Equity Fund) are David F. Adamson and Kevin T. Blaser.

Mr. Adamson, President and Chief Investment Strategist (Fixed Income) of the Adviser, leads the fixed income team that is responsible for the day-to-day management of the Funds’ investments.  Mr. Adamson joined the fixed income team in 2008 when he became President of the Adviser.  He was President, Shay Financial Services, Inc. from 2007 to 2008, Executive Vice President of Shay Financial Services, Inc. from 2005 to 2007 and Vice President of Shay Financial Services, Inc. from 2000 to 2005.  Mr. Adamson previously served as a portfolio manager of the AMF Funds from 1987 to 1994.  He received both his Bachelor of Arts and Master of Business Administration in Finance from Southern Methodist University.

Mr. Blaser, Vice President and Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2003.  Prior to joining the fixed income management team, Mr. Blaser worked for the Portfolio Strategies Group of the Funds’ distributor, Shay Financial Services, Inc.  Before joining Shay in 1998, Mr. Blaser worked for an institutional broker-dealer in the Detroit, Michigan area.  He received a Bachelor of Arts in Economics from Michigan State University.

The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s investments are John J. McCabe and Mark F. Trautman.

Mr. McCabe, Senior Vice President and Chief Investment Strategist (Equity) of the Adviser, provides macroeconomic advice in connection with the management of the Large Cap Equity Fund.  Mr. McCabe has been a part of the portfolio management team for the Fund since 1991.  He joined the Adviser in May 1995, and prior thereto he served as Senior Vice President and Chief Investment Officer of Nationar, the Fund’s former Adviser.  Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of the Association for Investment Management and Research.  Mr. McCabe also has served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc., since 1993.

Mr. Trautman, Vice President of the Adviser, is primarily responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio investments.  Mr. Trautman has been responsible for the management of the portfolio since 1993.  He joined the Adviser in May 1995, and prior thereto he served as Director of Mutual Fund Investments for the Fund’s former Adviser, Nationar.  Mr. Trautman also has served as a portfolio manager of John Hancock Large Cap Select Fund and its predecessor, M.S.B. Fund, Inc. since 1993.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is available in the Statement of Additional Information (see “Adviser-Portfolio Managers” in the Statement of Additional Information).

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606